                                                                  EXHIBIT 10.23

                                LICENSE AGREEMENT
                               (Therapeutic Field)


         THIS LICENSE AGREEMENT (this "Agreement"), effective as of ____ __, 2000 the "Effective Date"), is between DYAX CORP., a Delaware corporation, having a principal place of business at One Kendall Square, Bldg. 600, Suite 623, Cambridge, Massachusetts 02139 USA ("Licensor"); and ____________________ ("Licensee"), a corporation having its principal place of business at
_____________________________.

                                 R E C I T A L S

         A. Licensor has the right to grant licenses to and under certain technology described and claimed in U.S. Patent No. 5,223,409 entitled "Directed Evolution of Novel Binding Proteins", U.S. Patent No. 5,403,484 entitled "Viruses Expressing Chimeric Binding Proteins", U.S. Patent No. 5,571,698 entitled "Directed Evolution of Novel Binding Proteins", U.S. Patent No. 5,837,500 entitled "Directed Evolution of Novel Binding Proteins", and associated patent rights.

         B. Licensee desires to obtain a license from Licensor to practice the inventions described in the patents referenced above and Licensor is willing to grant such a license on the terms and subject to the conditions provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

         For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below:

         1.1."AFFILIATE" shall mean a corporation or other legal entity that controls, is controlled by, or is under common control with such party. For purposes of this definition, "control" means the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding equity securities of a corporation which are entitled to vote in the election of directors or a more than fifty percent (50%) interest in the net assets or profits of an entity which is not a corporation.

         1.2. "BULK PRODUCTS" shall mean Licensed Products other than Finished Products.

         1.3. "END USER" shall mean a person or entity whose use of a product results in its destruction, loss of activity, and/or loss of value.

         1.4. "FINISHED PRODUCTS" shall mean Licensed Products which are in a form ready for use by an End User without further formulation, processing or chemical transformation.

         1.5. "FIELD OF USE" shall mean human therapeutics only and not any IN VITRO or IN VIVO diagnostics, purification or separations, agricultural, industrial enzymes, or other purposes.

         1.6. "FIRST COMMERCIAL SALE" shall mean the initial transfer by Licensee or its Affiliate (or a Third Party Transferee of any of the foregoing) of a Licensed Product for value and not for demonstration, testing or promotional purposes.

         1.7. "LICENSED INTERMEDIATE" shall mean any fusion protein (including without limitation any chimeric binding protein), genetic package (including without limitation any virus, spore or cell) or other intermediate compound, or any compound or sequence derived from any of the foregoing, that is (i) discovered, made or developed by Licensee or its Affiliates using a method by Patent Rights or (ii) is otherwise covered by Patent Rights.

         1.8."LICENSED PRODUCT" shall mean any product intended for sale to an End User as a human therapeutic that is directly discovered, made or developed, whether by Licensee, its Affiliates or any Third Party Transferee, using a Licensed Intermediate or a method covered by Patent Rights.

         1.9. "NET SALES" shall mean the amounts received on sales of Licensed Products in the Field of Use by Licensee, its Affiliates and any Third Party Transferee, less five percent (5%) as credit for normal and customary deduction such as trade discounts, rebates, or commissions actually allowed and taken, credits or allowances given for rejections or returns, taxes levied, and shipping costs charged to a customer, without any further reduction. In any transfers of Licensed Products between Licensee and one of its Affiliates or between any of the foregoing and a Third Party Transferee and its Affiliates, the Net Sales shall be calculated based on the final sale of the Licensed Product to parties which are not Affiliates of Licensee or of such Third Party Transferee. In the event that non-monetary consideration is received for any Licensed Products, Net Sales with respect to such Licensed Products shall be calculated based on the fair market value of such consideration.

         1.10. "PATENT RIGHTS" shall mean any and all Valid Claims (defined below) of United States Patent Nos. 5,223,409, 5,403,484, 5,571,698, and
5,837,500 (collectively, the "U.S. Patents"), reissues, reexaminations, renewals and extensions thereof, and all continuations, continuations-in-part and divisionals of the applications for such U.S. patents and all counterparts thereto in countries outside the United States, all of which patents and patent applications as of the Effective Date are listed in ATTACHMENT B. Patent Rights shall exclude (i) Claim 66 in U.S. Patent No. 5,223,409 to the extent that it covers single chain antibodies, or (ii) any claim to specific protein or peptide sequences, or nucleic acids thereof, that bind to a specific biological or molecular target.

         1.11. "ROYALTY PERIOD" shall mean the calendar quarter, or partial calendar quarter, commencing with the First Commercial Sale of any Licensed Product in each country, and each calendar quarter thereafter.

         1.12. "THIRD PARTY TRANSFEREE" shall mean any party, other than an Affiliate of Licensee, who is authorized by Licensee to make, have made, use, sell or have sold Licensed Products or to otherwise commercialize products in the Field of Use and (i) to which Licensee (or any of its Affiliates), sells, transfers, or otherwise makes available any Licensed Intermediate or (ii) for which Licensee (or any of its Affiliates) performs services or provides proprietary information, with respect to any Licensed Intermediate.

         1.13."VALID CLAIM" shall mean either (a) a claim of an issued patent that has not been held unenforceable or invalid by an agency or a court of competent jurisdiction in any unappealable or unappealed decision or (b) a claim of a pending patent application that has not been abandoned or finally rejected without the possibility of appeal or refiling.

         The above definitions are intended to encompass the defined terms in both the singular and plural forms.

                           ARTICLE 2. GRANT OF RIGHTS

         2.1. LICENSE GRANT. Subject to the terms and conditions set forth herein, Licensor hereby grants Licensee and its Affiliates a world-wide, nonexclusive, royalty-bearing license (without the right to grant sublicenses) under Patent Rights (i) to research and develop, make, have made, use, sell and have sold Licensed Products in the Field of Use and (ii) to research and develop, make and use Licensed Intermediates in the Field of Use for sale or transfer to any Third Party Transferee.

         2.2. LIMITATION OF RIGHTS. Licensee acknowledges that its rights under Patent Rights are limited to those expressly granted herein and that Licensee and its Affiliates are expressly prohibited from selling, transferring or otherwise making available to third parties Licensed Products or Licensed Intermediates for use outside the Field of Use.

         2.3. COVENANT NOT TO SUE. In partial consideration for the grant of rights hereunder, Licensee agrees not to enforce against Licensor or its Affiliates any patent right owned or controlled by Licensee or its Affiliates during the term of this Agreement that Licensor or its Affiliates may infringe in practicing the inventions claimed in Patent Rights. Nothing in this Section
2.3 is intended to grant Licensor or its Affiliates any proprietary rights or rights to nonsuit with respect to specific peptides or proteins or analogs thereof. The parties agree that the covenant not to sue in this Section 2.3 is a right that transfers with any sale or disposition by Licensee or its Affiliates of the applicable patent right.


                        ARTICLE 3. THIRD PARTY AGREEMENTS

         3.1. REQUIRED AGREEMENT. Licensee acknowledges that the value of Patent Rights is measured in part by the value of products resulting from any Licensed Intermediate. Licensee agrees, therefore, that it will not sell, transfer, or otherwise make available a Licensed Intermediate to any Third Party Transferee and will not provide services or proprietary information with respect to any Licensed Intermediate to any Third Party Transferee, unless such Third Party Transferee agrees to the provisions substantially as set forth attached in ATTACHMENT C ("Third Party Agreement").

                    ARTICLE 4. PAYMENTS, RECORDS AND REPORTS

         4.1. PAYMENT OPTION SELECTION. Licensee has, upon execution of this Agreement and as a condition hereto, irrevocably elected one and only one of the payment options (such selected option being herein referred to as the "Payment Schedule") as set forth in ATTACHMENT A, which election is evidenced and confirmed by Licensee's signature thereon.

                  4.1.1. SIGNING FEE. Licensee agrees to pay Licensor, within ten (10) days of the Effective Date, a non-refundable signing fee in the amount specified in the Payment Schedule.

                  4.1.2. MAINTENANCE FEE. Licensee agrees to pay Licensor, on every anniversary of the Effective Date, an annual maintenance fee for the license granted under this Agreement in the amount specified in the Payment Schedule.

                  4.1.3. TRANSFER FEE. Licensee agrees to pay Licensor the amount specified in the Payment Schedule within thirty (30) days of the first transfer of a Licensed Intermediate or provision of services therefore to a Third Party Transferee for each specific biological or molecular target.

                  4.1.4. IND MILESTONE. Licensee agrees to pay Licensor the amount specified therefor in the Payment Schedule within thirty (30) days of the first application for an Investigational New Drug ("IND") in the United States or foreign equivalent thereof for each indication for a Licensed Product. As used herein, "indication" refers to a new and distinct primary disease (for example cancer versus inflammation) and does not refer to the subsequent filing of a different type of the same primary disease (for example colon versus breast cancer).

                  4.1.5. NDA MILESTONE. Licensee agrees to pay Licensor the amount specified therefor in the Payment Schedule within thirty (30) days of the first New Drug Application ("NDA") in the United States or foreign equivalent thereof for each indication for a Licensed Product. As used herein, "indication" refers to a new and distinct primary disease (for example cancer versus inflammation) and does not refer to the subsequent filing of a different type of the same primary disease (for example colon versus breast cancer).

                  4.1.6. ROYALTIES. Licensee agrees to pay Licensor, concurrently with delivery of the report set forth in Section 4.2, royalties on aggregate Net Sales during the prior Royalty Period, as follows:

                           a. on Net Sales of Finished Products, at the royalty
rate specified in the Payment Schedule; and
                           b. on Net Sales of Bulk Products, at one hundred
thirty percent (130%) of the royalty rate specified therefor in the Payment Schedule;

provided, however, that for any Licensed Product that is not a peptidic compound (i.e. cannot in whole or part be genetically encoded), the royalty rate specified in the Payment Schedule shall be reduced by fifty percent (50%). In the event Licensee is required to pay royalties on Net Sales to any third party as a result of any patent license required for Licensee to practice the inventions claimed in the Patent Rights, Licensee shall be permitted to offset such royalty payment against the royalty payments due Licensor on the same Net Sales, provided, however, that this offset shall be applied on a pro rata basis with any other permitted offsets, and further provided that no royalty payment due Licensor on any Net Sales shall be reduced by more than fifty percent (50%).

         4.2. REPORTS AND PAYMENTS.

                  4.2.1. THIRD PARTY TRANSFEREE REPORTS. On each anniversary of the Effective Date, and within thirty (30) days after a transfer described in
Section 4.1.3, Licensee shall deliver to Licensor a report containing the following information with respect to each Third Party Transferee to whom Licensee has transferred Licensed Intermediates during the period since the last such report or, in the case of the first such period, since the Effective Date:

                           a. a copy of the Third Party Agreement with such
Third Party Transferee; and
                           b. to the extent publicly available or not subject to
confidentiality obligations, identification of the specific biological or molecular target to which such Licensed Intermediates are to be directed.

                  4.2.2. COMMERCIAL REPORTS AND PAYMENTS. Prior to the First Commercial Sale of a Licensed Product, Licensee agrees, upon request from Licensor, to provide annual summary reports on the status of its research and development activities covered by the license granted herein. Commencing with the First Commercial Sale of a Licensed Product in any country, within thirty
(30) days after the conclusion of each Royalty Period, Licensee shall deliver to Licensor a report containing the following information:

                           a. gross sales of Licensed Products, in each country
of sale, made by or on behalf of Licensee and its Affiliates during the applicable Royalty Period;
                           b. calculation of Net Sales for the applicable
Royalty Period in each country of sale, together with the exchange rates used for conversion; and

                           c. calculation of the amount payable to Licensor
for the applicable Royalty Period.

If no royalties or other payments are due to Licensor for any reporting period, the report shall so state. Concurrent with these reports, Licensee shall remit to Licensor any payment due for the applicable Royalty Period. The method of payment shall be by check or wire transfer as directed from time to time by Licensor. All amounts payable to Licensor under this Section will first be calculated in the currency of sale and then converted into U.S. dollars in accordance with Section 4.3, and such amounts shall be paid without deduction of any withholding taxes, value-added taxes, or other charges applicable to such payments. All reports provided to Licensor hereunder shall be maintained in confidence by Licensor.

         4.3. PAYMENTS IN U.S. DOLLARS. All payments due under this Agreement shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the WALL STREET JOURNAL) on the last working day of the calendar quarter preceding the applicable calendar quarter. Such payments shall be without deduction of exchange, collection, or other charges.

         4.4. RECORDS. Licensee and its Affiliates shall maintain, and shall ensure that any Third Party Transferee shall maintain, complete and accurate records of Licensed Products made, used, or sold under this Agreement and any amounts payable to Licensor in relation to such Licensed Products, which records shall contain sufficient information to permit Licensor to confirm the accuracy of any reports delivered to Licensor in accordance with Section 4.2. Licensee and its Affiliates shall retain such records relating to a given Royalty Period for at least three (3) years after the conclusion of that Royalty Period, during which time Licensor shall have the right, at its expense, to cause an independent certified public accountant to inspect such records during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to Licensor any information other than information relating to accuracy of reports and payments delivered under this Agreement and shall provide Licensee with a copy of any report given to Licensor. The parties shall reconcile any underpayment or overpayment within thirty (30) days after the accountant delivers the results of the audit. In the event that any audit performed under this Section reveals an underpayment in excess of five percent (5%) in any Royalty Period, Licensee shall bear the full cost of such audit.

         4.5. LATE PAYMENTS. Any payments by Licensee that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at two percentage points above the base prime rate of interest most recently reported by THE WALL STREET JOURNAL, calculated based on the number of days that payment is delinquent.


                    ARTICLE 5. REPRESENTATIONS AND WARRANTIES

         5.1. AUTHORIZATION. Each party represents and warrants to the other that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

         5.2. OWNERSHIP OF PATENT RIGHTS. Licensor represents and warrants that, as of the Effective Date, it possesses the exclusive right, title, and interest in and to the Patent Rights and that it has the full legal right and power to enter into the obligations and grant the rights and licenses set forth in this Agreement.

         5.3. DISCLAIMER OF WARRANTIES. Nothing in this Agreement shall be construed as:

                           a. a warranty or representation by Licensor as to the
validity or scope of any patent included within the Patent Rights;
                           b. a warranty or representation that the exploitation
of the Patent Rights or the manufacture, use or sale of a Licensed Intermediate or a Licensed Products is or will be free from infringement of patents of third parties;
                           c. an obligation of either party to bring or
prosecute actions or suits against third parties for infringement;
                           d. an obligation of Licensor to maintain any patent
or to continue to prosecute any patent application included within the Patent Rights in any country;
                           e. an obligation of either party to furnish any
confidential information or know-how;
                           f. creating any agency, partnership, joint venture or
similar relationship between Licensor and Licensee; or
                           g. conferring by implication, estoppel or otherwise
any license, immunity or right under any patent of Licensor other than those specified in Patent Rights.

                           ARTICLE 6. INDEMNIFICATION

         6.1. INDEMNIFICATION. Licensee shall indemnify, defend, and hold harmless Licensor and its Affiliates and their directors, officers, employees, and agents and their respective successors, heirs and assigns (the "Indemnities") against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands, or judgments concerning any product, process or service that is made, used, sold or provided pursuant to any right or license granted under this Agreement.


                         ARTICLE 7. TERM AND TERMINATION

         7.1. TERM. This Agreement shall commence on the Effective Date and shall remain in effect until the expiration of the last to expire of the applicable Patent Right, unless earlier terminated as provided in this Article.

         7.2. TERMINATION BY LICENSEE. Licensee may terminate this agreement for any reason upon six (6) months notice to Licensor.

         7.3. TERMINATION BY LICENSOR. In the event that Licensee fails to make timely payment of any amounts due to Licensor under this Agreement, including amounts due under Article 4 hereof, Licensor may terminate this Agreement upon thirty (30) days written notice to Licensee, unless Licensee pays all past-due amounts prior to the expiration of such thirty (30)-day notice period.

         7.4. OTHER MATERIAL BREACH. In the event that either party commits a material breach of any of its obligations under this Agreement, other than that stated in Section 7.3, and such party fails to remedy that breach within ninety
(90) days after receiving written notice thereof from the other party, that other party may immediately terminate this Agreement upon written notice to the breaching party.

         7.5. EFFECT OF TERMINATION. Upon the expiration or termination of this Agreement, Licensee's rights under the Patent Rights shall terminate immediately. Such expiration or termination shall not affect the rights of any Third Party Transferee if any such Third Party Transferee performs its obligations under the Third Party Agreement. The following provisions shall survive the expiration or termination of this Agreement: Articles 1, 3, 6 and 8 and Section 2.3; as well as Licensee's obligations to make payments and reports pursuant to Article 4 with respect to Licensed Products developed using the Patent Rights, or developed as a result of Licensed Intermediates, during the term of this Agreement.

         7.6. NOTICE OF TERMINATION. Licensee agrees that, in the event that this Agreement is terminated pursuant to the terms hereof, Licensee shall so notify each Third Party Transferee within twenty (20) days of such termination.


                            ARTICLE 8. MISCELLANEOUS

         8.1. NOTICES. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to Licensor:                                       If to Licensee:
       Dyax Corp.                                          To the address or facsimile
       One Kendall Square, Bldg. 600, Suite 623            set forth below the signature to this Agreement
       Cambridge, MA 02139  USA
       Attention: Chief Executive Officer
       Facsimile: (617) 225-2501

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

         8.2. GOVERNING LAW & JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The parties hereby irrevocably consent and submit to the exclusive jurisdiction of any Commonwealth of Massachusetts or Federal court sitting in Boston in any action or proceeding of any type whatsoever arising out of or relating to this Agreement.

         8.3. SPECIFIC PERFORMANCE. The parties agree that irreparable damage will occur in the event that the provisions of Article 3 are not specifically enforced. In the event of a breach or threatened breach of any such provisions, Licensee agrees that Licensor shall, in addition to all other remedies, be entitled to temporary or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy and without the necessity of posting any bond, and/or a decree for specific performance, in accordance with the provisions hereof.

         8.4. ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign this Agreement to any of its Affiliates or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, with prompt written notice to the other party of any such assignment. This Agreement shall inure to the benefit of and be binding upon the parties and their respective lawful successors and assigns.

         8.5. COMPLIANCE WITH LAW. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be conformed and limited only to the extent necessary to bring it within the applicable legal requirements.

         8.6. AMENDMENT AND WAIVER. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

         8.7. SEVERABILITY. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

         8.8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.


         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

LICENSOR:                                            LICENSEE:

DYAX CORP.                                           -------------------
By:                                                  By:
Name:                                                Name:
Title:                                               Title:

                                                     Address of Licensee:
                                                     Facsimile:

                                  ATTACHMENT A

                            PAYMENT SCHEDULE OPTIONS

===================================================================================================================
PAYMENTS                                   OPTION 1               OPTION 2                 OPTION 3
--------                                   --------               --------                 --------
===================================================================================================================
Signing Fee                                $ 45,000               $ 90,000                 $ 180,000
-------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                     $ 35,000               $ 70,000                 $ 100,000
-------------------------------------------------------------------------------------------------------------------
First transfer of Licensed Intermediate    $ 55,000               $ 55,000                 $ 55,000
or provision of services therefor to a
Third Party Transfer for each specific
target
-------------------------------------------------------------------------------------------------------------------
First application for an IND or            $ 80,000               $ 160,000                $ 260,000
equivalent for each indication
-------------------------------------------------------------------------------------------------------------------
First NDA or equivalent for each           $ 175,000              $ 335,000                $ 535,000
indication
-------------------------------------------------------------------------------------------------------------------
Royalty rate on Net Sales, subject to      2.2%                   1.65%                    1.1%
reduction pursuant to Section 4.1.6
===================================================================================================================

The undersigned hereby irrevocably elects payment option __ {fill in 1, 2 or 3}.


                        -------------------------------------------------
                        (signature of individual signing
                        on behalf of Licensee}

                                  ATTACHMENT B
                                  PATENT RIGHTS

=========================================================================================================
                               APPLICATION/
        COUNTRY                  PATENT NO.            FILING DATE        PATENT NO.       ISSUE DATE
---------------------------------------------------------------------------------------------------------
US                                     07/664,989*             3/1/91         5,223,409          6/29/93
---------------------------------------------------------------------------------------------------------
US                                           9,319            1/26/93         5,403,484           4/4/95
---------------------------------------------------------------------------------------------------------
US                                      08/057,667            6/18/93         5,571,698          11/5/96
---------------------------------------------------------------------------------------------------------
US div                                  08/415,922             4/3/95         5,837,500         11/17/98
---------------------------------------------------------------------------------------------------------
US div                                  08/993,776           12/18/97
---------------------------------------------------------------------------------------------------------
US div                                  09/192,067           11/16/98
---------------------------------------------------------------------------------------------------------
US div                                  09/192,068           11/16/98
---------------------------------------------------------------------------------------------------------
PCT                                     US89/03731             9/1/89
                                     W09002809 pub            3/22/90
---------------------------------------------------------------------------------------------------------
EPO                                    89/910702.3             9/1/89           436,597           4/2/97
                                      EP436597 pub            7/17/91
---------------------------------------------------------------------------------------------------------
EPO div                                96/112867.5             8/9/96           Allowed
                                        768377 pub        4/16/97 pub
---------------------------------------------------------------------------------------------------------
Japan                                     89510087             9/1/89
                                   JP4502700 (pub)            5/21/92
---------------------------------------------------------------------------------------------------------
Canada                                     610,176             9/1/89         1,340,288         12/29/98

---------------------------------------------------------------------------------------------------------
Ireland                                  IR89/2834             9/4/89
---------------------------------------------------------------------------------------------------------
Israel                                       91501             9/1/89             91501          6/11/98
---------------------------------------------------------------------------------------------------------
Israel                                      3 divs            5/29/97
---------------------------------------------------------------------------------------------------------
PCT                                     US92/01456            2/27/92
                                   W09215677 (pub)            9/17/92
---------------------------------------------------------------------------------------------------------
EPO                                    92/908057.0            2/27/92
---------------------------------------------------------------------------------------------------------
Canada                                     2105300            2/27/92
---------------------------------------------------------------------------------------------------------
Japan                                     92507558            2/27/92

---------------------------------------------------------------------------------------------------------
PCT                                     US92/01539            2/28/92
                                   W09215679 (pub)            9/17/92
---------------------------------------------------------------------------------------------------------
EPO                                    92/908799.7            2/28/92

---------------------------------------------------------------------------------------------------------
Canada                                     2105303            2/28/92
---------------------------------------------------------------------------------------------------------
Japan                                     92508216            2/28/92

=========================================================================================================


* CIP of US SN487,063 filed 3/2/90 which is a CIP of US SN240,160 filed 9/2/88 All Protein Engineering Corporation patent rights have been assigned to Dyax Corp.

                                  ATTACHMENT C

                              THIRD PARTY AGREEMENT

1. The [Third Party Transferee] hereby acknowledges that Dyax Corp. ("Licensor"), having a principal place of business at One Kendall Square, Bldg. 600, Suite 623, Cambridge, Massachusetts 02139, has licensed certain patent rights to and under U.S. Patent Nos. 5,223,409; 5,403,484; 5,571,698; 5,571,698;
5,837,500; and associated patent rights, to ______________ ("Licensee") under a License Agreement (the "License") effective as of _______, and that it expects to receive from Licensee or its Affiliates one or more Licensed Intermediates or services or proprietary information with respect to one or more Licensed Intermediates (collectively, the "Transferred Technology"). All terms not otherwise defined herein shall have the same meanings set forth in the License.

2. In consideration of the value of the patent rights referenced above in developing the Transferred Technology, the [Third Party Transferee] agrees (a) to use the Transferred Technology solely within the Field of Use to research and develop, make, have made, use, sell and have sold Licensed Products (collectively, "Covered Products"); and (b) to maintain and retain complete and accurate records of sales of Covered Products and any amounts paid or payable to Licensee in relation to such Covered Products, all in accordance with Article 4 of the License.

3. If the [Third Part Transferee] is notified, by Licensor or Licensee or otherwise, that the License has been terminated in accordance with its terms, such termination shall not affect the rights of the undersigned to research and develop, make, use and sell Covered Products; provided, however, that the [Third Party Transferee] hereby agrees that from and after the date of such termination the undersigned shall have the obligation (a) to pay directly to Licensor all amounts due pursuant to the Payment Schedule elected by Licensee under Section
4.1 of the License, including royalties on Net Sales, with respect to all Covered Products (which shall be deemed for purposes of this paragraph to be "Licensed Products" as defined in the License), and (b) deliver directly to Licensor all reports otherwise due to Licensee pursuant to paragraph 1 above. All such payments and reports shall be subject to the terms and conditions therefor set forth in the License. To the extent that the foregoing constitutes a grant of rights under Patent Rights with respect to the Transferred Technology, such rights shall be contingent and, in the event of a failure to make any such payments or any other material breach by the undersigned, terminate upon thirty (30) days notice unless the breach is cured prior to expiration of such period.



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